Going Concern	6 Months Ended
Jun. 30, 2026
Going Concern [Abstract]
GOING CONCERN

Note 2 — GOING CONCERN

The Group’s consolidated financial statements have been prepared assuming the Group will continue as a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, as reflected in the Group’s financial statements, the Group incurred net losses of RMB19.9 million and RMB238.2 million (US$35.1 million) for the six months ended June 30, 2025 and 2026, respectively. We had net cash used in operating activities of RMB15.0 million and net cash provided by operating activities of RMB10.1 million (US$1.5 million) for the six months ended June 30, 2025 and 2026, respectively. Accumulated deficit was RMB2,476.0 million and RMB2,705.8 million (US$398.8 million) as of December 31, 2025 and June 30, 2026, respectively. The working capital deficit was RMB113.2 million and RMB137.2 million (US$20.2 million) as of December 31, 2025 and June 30, 2026, respectively. Its cash balance and revenues generated are not currently sufficient and cannot be projected to cover operating expenses and meet the Group’s obligations as they become due for the next twelve months after the date that the consolidated financial statements were available to be issued. These factors raise substantial doubt about the Group’s ability to continue as a going concern.

Management’s plan to alleviate the substantial doubt about the Group’s ability to continue as a going concern include as follows: (i) On August 3, 2026, the Group obtained a loan of RMB6.0 million (US$0.9 million) from the Guangzhou Rural Commercial Bank, which was required to be repaid on July 28, 2027 and with an annual interest rate of 3.5%. The loan was guaranteed by Zhenyang Shi, Li Xu and Qilekang Modern Logistics; (ii) From July 1, 2026, to September 29, 2026, the Group obtained loans of RMB2.1 million (US$0.3 million) in aggregate from Li Xu, which are non-interest bearing and due on demand; and (iii) The Group are attempting to improve its business profitability, its ability to generate sufficient cash flow from our operations to meet its operating needs on a timely basis, obtain additional working capital funds through debt and equity financings in order to meet its anticipated cash requirements. However, there can be no assurance that these plans and arrangements will be sufficient to fund the Group’s ongoing capital expenditures, working capital, and other requirements.

The accompanying consolidated financial statements do not include any adjustments related to the recoverability or classification of asset-carrying amount or the amounts and classification of liabilities that may result should the Group be unable to continue as a going concern.